                                                                   EXHIBIT 10.30

THIS ESOP NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                                    ESOP NOTE

$500,000                                                        January 20, 1998

         FOR VALUE RECEIVED, the undersigned, RESOURCE BANCSHARES MORTGAGE GROUP, INC. EMPLOYEE STOCK OWNERSHIP TRUST ("Borrower"), promises to pay to the order of RESOURCE BANCSHARES MORTGAGE GROUP, INC. ("Lender") the principal sum of Five Hundred Thousand and no/100 Dollars ($500,000.00) together with interest thereon described herein, in accordance with the terms and conditions of that certain ESOP Loan and Security Agreement by and between Borrower and Lender, dated May 3, 1996 ("Loan Agreement"). Borrower also promises to pay interest on the unpaid principal balance hereof, commencing as of the date of disbursement of funds hereunder, at the rate of 7.00% per annum.

         The principal amount of this Note shall be due and payable in five equal annual installments of $100,000, on the anniversary date of this Note occurring in each of the succeeding five years following the date of this Note. Accrued interest shall be payable in arrears at the same time that payments of principal are made.

         Borrower waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, dishonor or enforcement of the payment of this Note or by the Loan Agreement, and shall not be in any manner affected by any extension of time, renewal, waiver or modification granted or consented by Lender. Borrower consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to payment or other provisions of this Note and the Loan Agreement, and to the release of any property now or hereafter securing this Note with or without substitution.

         This Note is the ESOP Note referred to in the Loan Agreement and is entitled to all of the benefits and obligations specified in the Loan Agreement, including but not limited to any Pledged Shares held as collateral. This Note is without recourse to Borrower and is payable solely from the sources specified in the Loan Agreement. Terms defined in the Loan Agreement are used herein with the same meanings.

                                RESOURCE BANCSHARES MORTGAGE
                                GROUP, INC. EMPLOYEE STOCK
                                OWNERSHIP TRUST

                                By: MARINE MIDLAND BANK, TRUSTEE



                                By:  s/ Stephen J. Hartman, Jr.
                                    --------------------------------------------
                                    Stephen J. Hartman, Jr., solely in his
                                    capacity as authorized signer for the
                                    Trustee of the Resource Bancshares Mortgage
                                    Group, Inc. Employee Stock Ownership Trust,
                                    and not in his individual capacity

THIS ESOP NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                                    ESOP NOTE

$499,975                                                           April 1, 1998

         FOR VALUE RECEIVED, the undersigned, RESOURCE BANCSHARES MORTGAGE GROUP, INC. EMPLOYEE STOCK OWNERSHIP TRUST ("Borrower"), promises to pay to the order of RESOURCE BANCSHARES MORTGAGE GROUP, INC. ("Lender") the principal sum of Four Hundred Ninety Nine Thousand Nine Hundred Seventy Five and no/100 Dollars ($499,975.00) together with interest thereon described herein, in accordance with the terms and conditions of that certain ESOP Loan and Security Agreement by and between Borrower and Lender, dated May 3, 1996 ("Loan Agreement"). Borrower also promises to pay interest on the unpaid principal balance hereof, commencing as of the date of disbursement of funds hereunder, at the rate of 7.00% per annum.

         The principal amount of this Note shall be due and payable in five annual installments on the anniversary date of this Note occurring in each of the succeeding five years following the date of this Note. The first four annual principal installments shall be in the amount of $100,000, with the fifth annual principal installment of $99,975. Accrued interest shall be payable in arrears at the same time that payments of principal are made.

         Borrower waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, dishonor or enforcement of the payment of this Note or by the Loan Agreement, and shall not be in any manner affected by any extension of time, renewal, waiver or modification granted or consented by Lender. Borrower consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to payment or other provisions of this Note and the

Loan Agreement, and to the release of any property now or hereafter securing this Note with or without substitution.

         This Note is the ESOP Note referred to in the Loan Agreement and is entitled to all of the benefits and obligations specified in the Loan Agreement, including but not limited to any Pledged Shares held as collateral. This Note is without recourse to Borrower and is payable solely from the sources specified in the Loan Agreement. Terms defined in the Loan Agreement are used herein with the same meanings.

                                RESOURCE BANCSHARES MORTGAGE
                                GROUP, INC. EMPLOYEE STOCK
                                OWNERSHIP TRUST

                                By: MARINE MIDLAND BANK, TRUSTEE



                                By:  s/ Stephen J. Hartman, Jr.
                                    --------------------------------------------
                                    Stephen J. Hartman, Jr., solely in his
                                    capacity as authorized signer for the
                                    Trustee of the Resource Bancshares Mortgage
                                    Group, Inc. Employee Stock Ownership Trust,
                                    and not in his individual capacity

THIS ESOP NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                                    ESOP NOTE

$499,984.88                                                         July 1, 1998

         FOR VALUE RECEIVED, the undersigned, RESOURCE BANCSHARES MORTGAGE GROUP, INC. EMPLOYEE STOCK OWNERSHIP TRUST ("Borrower"), promises to pay to the order of RESOURCE BANCSHARES MORTGAGE GROUP, INC. ("Lender") the principal sum of Four Hundred Ninety Nine Thousand Nine Hundred Eighty Four and 88/100 Dollars ($499,984.88) together with interest thereon described herein, in accordance with the terms and conditions of that certain ESOP Loan and Security Agreement by and between Borrower and Lender, dated May 3, 1996 ("Loan Agreement"). Borrower also promises to pay interest on the unpaid principal balance hereof, commencing as of the date of disbursement of funds hereunder, at the rate of 7.00% per annum.

         The principal amount of this Note shall be due and payable in five annual installments on the anniversary date of this Note occurring in each of the succeeding five years following the date of this Note. The first four annual principal installments shall be in the amount of $100,000, with the fifth annual principal installment of $99,984.88. Accrued interest shall be payable in arrears at the same time that payments of principal are made.

         Borrower waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, dishonor or enforcement of the payment of this Note or by the Loan Agreement, and shall not be in any manner affected by any extension of time, renewal, waiver or modification granted or consented by Lender. Borrower consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to payment or other provisions of this Note and the

Loan Agreement, and to the release of any property now or hereafter securing this Note with or without substitution.

         This Note is the ESOP Note referred to in the Loan Agreement and is entitled to all of the benefits and obligations specified in the Loan Agreement, including but not limited to any Pledged Shares held as collateral. This Note is without recourse to Borrower and is payable solely from the sources specified in the Loan Agreement. Terms defined in the Loan Agreement are used herein with the same meanings.

                                RESOURCE BANCSHARES MORTGAGE
                                GROUP, INC. EMPLOYEE STOCK
                                OWNERSHIP TRUST

                                By: MARINE MIDLAND BANK, TRUSTEE



                                By:   s/ Stephen J. Hartman, Jr.
                                    --------------------------------------------
                                    Stephen J. Hartman, Jr., solely in his
                                    capacity as authorized signer for the
                                    Trustee of the Resource Bancshares Mortgage
                                    Group, Inc. Employee Stock Ownership Trust,
                                    and not in his individual capacity

THIS ESOP NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                                    ESOP NOTE

$499,830.06                                                      October 1, 1998

         FOR VALUE RECEIVED, the undersigned, RESOURCE BANCSHARES MORTGAGE GROUP, INC. EMPLOYEE STOCK OWNERSHIP TRUST ("Borrower"), promises to pay to the order of RESOURCE BANCSHARES MORTGAGE GROUP, INC. ("Lender") the principal sum of Four Hundred Ninety Nine Thousand Eight Hundred Thirty and 06/100 Dollars ($499,830.06) together with interest thereon described herein, in accordance with the terms and conditions of that certain ESOP Loan and Security Agreement by and between Borrower and Lender, dated May 3, 1996 ("Loan Agreement"). Borrower also promises to pay interest on the unpaid principal balance hereof, commencing as of the date of disbursement of funds hereunder, at the rate of 6.75% per annum.

         The principal amount of this Note shall be due and payable in five annual installments on the anniversary date of this Note occurring in each of the succeeding five years following the date of this Note. The first four annual principal installments shall be in the amount of $100,000, with the fifth annual principal installment of $99,830.06. Accrued interest shall be payable in arrears at the same time that payments of principal are made.

         Borrower waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, dishonor or enforcement of the payment of this Note or by the Loan Agreement, and shall not be in any manner affected by any extension of time, renewal, waiver or modification granted or consented by Lender. Borrower consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to payment or other provisions of this Note and the

Loan Agreement, and to the release of any property now or hereafter securing this Note with or without substitution.

         This Note is the ESOP Note referred to in the Loan Agreement and is entitled to all of the benefits and obligations specified in the Loan Agreement, including but not limited to any Pledged Shares held as collateral. This Note is without recourse to Borrower and is payable solely from the sources specified in the Loan Agreement. Terms defined in the Loan Agreement are used herein with the same meanings.

                                RESOURCE BANCSHARES MORTGAGE
                                GROUP, INC. EMPLOYEE STOCK
                                OWNERSHIP TRUST

                                By: MARINE MIDLAND BANK, TRUSTEE



                                By:  s/ Stephen J. Hartman, Jr.
                                    --------------------------------------------
                                    Stephen J. Hartman, Jr., solely in his
                                    capacity as authorized signer for the
                                    Trustee of the Resource Bancshares Mortgage
                                    Group, Inc. Employee Stock Ownership Trust,
                                    and not in his individual capacity